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                                PAYMENT AGREEMENT

         THIS AGREEMENT is among ZENASCENT, INC., a corporation organized under the laws of the State of Delaware, whose address is 10 West 33rd Street, Suite 705, New York, NY 10001 (hereinafter referred to as the "Company"); SUMMIT TRADING LIMITED, an international business corporation with its principal office at Charlotte House, Charlotte Street, Nassau, Bahamas, as the Financing Agent (hereinafter referred to as the "STC");

         WHEREAS, STC is in the business of assisting public companies in funding financial advisory, strategic business planning, and investor and public relations services designed to make the investing public knowledgeable about the benefits of stock ownership in the Company; and

         WHEREAS, the Company has had presented to it one or more plans of public and investor relations to utilize other business entities to achieve the Company's goals of making the investing public knowledgeable about the benefits of stock ownership in the Company; and

         WHEREAS, the Company recognizes that the STC is not in the business of stock brokerage, investment advice, activities which require registration under either the Securities Act of 1933 (hereinafter "the Act") or the Securities and Exchange Act of 1934 (hereinafter "the Exchange Act"), underwriting, banking, is not an insurance Company, nor does it offer services to the Company which may require regulation under federal or state securities laws; and

         WHEREAS, the parties agree, after having a complete understanding of the financing desired to be provided to the Company and Company desires to have STC fund a plan of public and investor relations which have been selected by the Company;

         NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

         1. DUTIES AND INVOLVEMENT.

         The Company has engaged a Consultant to provide a plan, and for coordination in executing the agreed-upon plan, for using various investor and public relations services as agreed by both parties. After agreeing upon such plan, Company desires to have STC undertake to pay its monetary obligations to the Consultant and costs of the financial and public relations services contemplated by such a plan. STC in return for the compensation hereinafter described has agreed to undertake to pay the Company's obligations to the Consultant and the investor and public relations firms agreed upon by the parties.

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         2. RELATIONSHIP AMONG THE PARTIES.

         STC acknowledges that it is not an officer, director or agent of the Company, it is not, and will not, be responsible for any management decisions on behalf of the Company, and may not commit the Company to any action. The Company represents that the STC does not have, through stock ownership or otherwise, the power to control the Company, nor to exercise any dominating influences over its management.

         STC understands and acknowledges that this Agreement shall not create or imply any agency relationship among the parties, and STC will not commit the Company in any manner except when a commitment has been specifically authorized in writing by the Company.

         3. EFFECTIVE DATE, TERM AND TERMINATION.

         This Agreement shall be effective on August 1, 2001, and will continue until July 31, 2002.

         4. COMPENSATION.

         The Company agrees to pay STC, or its designee, a Promissory Note or preferred stock in the face amount of $1,000,000.00 convertible into shares of common stock of the Company at a price of $.38 per share. The stock will be restricted pursuant to Rule 144. This payment will be considered total and complete consideration for arranging to pay for the costs of the Consultant and for the public and investor relations campaign developed by the Consultant and agreed to by the Company. The payment shall be deemed earned upon the signing of this agreement and shall be issued immediately. Upon payment of such stock to STC, STC will arrange for payment on behalf of the Company to the Consultant for the services to be provided, and obtain from the Consultant an agreement that the Company shall have no other obligation to the Consultant for payment (or the public or investor relations firms approved by the Company), excepting any obligation for additional compensation which arises after the execution of the agreement.

         5. INVESTMENT REPRESENTATION.

         i. The Company represents and warrants that it has provided STC with access to all information available to the Company concerning its condition, financial and otherwise, its management, its business and its prospects. The Company represents that it has provided STC with all copies of the Company's filings for the prior twelve (12) months, if any, (the "Disclosure Documents") made under the rules and regulations promulgated under the Act, as amended, or the Exchange Act, as amended. STC acknowledges that the acquisition of the securities to be issued to STC involves a high degree of risk. STC represents that it and its advisors have been afforded the opportunity to discuss the Company with its management. The Company represents

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that it has and will continue to provide STC with any information or documentation necessary to verify the accuracy of the information contained in the Disclosure Documents, and will promptly notify STC upon the filing or any registration statement or other periodic reporting documents filed pursuant to the Act or the Exchange Act. This information will include DTC sheets, which shall be provided to STC no less than every two (2) weeks. The Company hereby represents that it does not currently have any of its securities in registration.

         ii. STC represents that it, its officers, directors, or employees are not subject to any disciplinary action by either the National Association of Securities Dealers or the Securities and Exchange Commission by virtue of any violations of their rules and regulations and that to the best of its knowledge neither is its affiliates nor subcontractors subject to any such disciplinary action.

         iii. If required by United States law or regulation, STC will take necessary steps to prepare and file any necessary forms to comply with the transfer of the shares of stock from Company to STC, including, if required, form 13(d).

         6. REGISTRATION OF SECURITIES AND LIQUIDATED DAMAGES.

         The Company hereby acknowledges that time is of the essence with respect to removal of the 144 restriction legend from the Shares, and that in the event the legend is not removed thirty (30) days after written demand made one year from issuance date, the Company agrees to issue either an additional number of shares equal to ten percent (10%) of the total number of shares issued herein for each additional thirty (30) day delay in providing an effective registration statement or removing any Rule 144 legend, or the cash equivalent of such shares. In the event of a delay of less than a full thirty (30) day period, STC shall be entitled to a pro-rata allocation of additional shares.

         STC understands and acknowledges that the shares of common stock are being acquired by STC for its own account, and not on behalf of any other person, and are being acquired for investment purposes and not for distribution. STC represents that the common stock will be a suitable investment for STC, taking into consideration the restrictions on transferability affecting the common stock.

         Company will undertake to comply with the various states' securities laws with respect to the registration of the Shares referred to herein. Company undertakes to make available for review and comment, on a timely basis and prior to submission to any regulatory agency, copies of the registration statement.

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         7. "PIGGYBACK REGISTRATION".

         If the Company proposes to register any equity securities under the Securities Act for sale to the public for cash, whether for its own account or for the account of other security holders, or both, on each such occasion the Company will give written notice to Consultant, no less than fifteen (15) business days prior to the anticipated filing date, of its intention to do so. Upon the written request of Consultant, received by the Company no later than the tenth (10th) business day after receipt by the Consultant of the notice sent by the Company, to register, on the terms and conditions as the securities otherwise being sold pursuant to such registration, any of its registerable securities (which request shall state the intended method of disposition thereof), the Company will cause the registerable securities as to which registration shall have been so requested to be included in the securities to be covered by the Registration Statement proposed to be filed by the Company, on the same terms and conditions as any similar securities included therein, all to the extent requisite to permit the sale or other disposition by the Consultant (in accordance with its written request) of such registerable securities so registered; provided, however, that the Company may, at any time prior to the effectiveness of any such Registration Statement, in its sole discretion and with the consent of the Consultant, abandon the proposed offering in which the Consultant had requested to participate.

         8. ANTI-DILUTION. The number and kind of securities paid as compensation shall be subject to adjustment during the term of this Agreement and for three (3) months thereafter as follows:

a. In case Company shall consolidate or merge into or with another corporation, or in case the Corporation shall sell or convey to any other person or persons all or substantially all of the property of Corporation, STC shall thereafter be entitled, upon exercise, to receive the kind and amount of shares, other securities, cash and property receivable upon such consolidation, merger, sale, or conveyance by a holder of the number of Common Shares which might have been due immediately prior to such consolidation, merger, sale, or conveyance, and shall have no other conversion rights. In any such event, effective provision shall be made, in the certificate or articles of incorporation of the resulting or surviving corporation, in any contracts of sale and conveyance, or otherwise so that, so far as appropriate and as nearly as reasonably may be, the provisions set forth herein for the protection of the rights of STC shall thereafter be made applicable.

b. In the event that the Company shall sell any shares of the common stock of the Company during the time period of this Agreement, and ending three (3) months after this Agreement has ended, then Company will issue additional shares of stock to Consultant pursuant to this anti-dilution clause. The number of additional shares of common stock to be issued to Consultant shall be equal to the number of shares which are issued after the effective date of this Agreement

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and three (3) months after the termination of this Agreement multiplied by a fraction, the numerator of which shall be the number of shares of common stock issued for consideration in this Agreement, and the denominator of which shall be the number of shares of common stock outstanding on the effective date of this Agreement. This provision (d) will not apply to presently existing stock options.

c. Upon any adjustment, then and in each such case, the Company shall give written notice thereof, by first class mail, postage prepaid, addressed to STC as shown on the Corporation's books, which notice shall state such adjustment and the increase or decrease, if any, in the number of Shares, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

         9. MISCELLANEOUS PROVISIONS.

         Section a   Time. Time is of the essence of this Agreement.

         Section b   Presumption. This Agreement or any section thereof shall
not be construed against any party due to the fact that said Agreement or any section thereof was drafted by said party.

         Section c   Computation of Time. In computing any period of time
pursuant to this Agreement, the day of the act, event or default from which the designated period of time begins to run shall be included, unless it is a Saturday, Sunday or a legal holiday, in which event the period shall begin to run on the next day which is not a Saturday, Sunday or a legal holiday, in which event the period shall run until the end of the next day thereafter which is not a Saturday, Sunday or legal holiday.

         Section d   Titles and Captions. All article, section and paragraph
titles or captions contained in this Agreement are for convenience only and shall not be deemed part of the context nor affect the interpretation of this Agreement.

         Section e   Pronouns and Plurals. All pronouns and any variations
thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the Person or Persons may require.

         Section f   Further Action. The parties hereto shall execute and
deliver all documents, provide all information and take or forbear from all such action as may be necessary or appropriate to achieve the purposes of this Agreement.

         Section g   Good Faith, Cooperation and Due Diligence. The parties
hereto covenant, warrant and represent to each other good faith, complete cooperation, due diligence and honesty

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in fact in the performance of all obligations of the parties pursuant to this
Agreement. All promises and covenants are mutual and dependent.

         Section h   Savings Clause. If any provision of this Agreement, or the application of such provision to any person or circumstance, shall be held invalid, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those as to which it is held invalid, shall not be affected thereby.

         Section i Assignment. This Agreement may not be assigned by either party hereto without the written consent of the other, but shall be binding upon the successors of the parties.

         Section j   Arbitration.

         i. If a dispute arises out of or relates to this Agreement, or the breach thereof, and if said dispute cannot be settled through direct discussion, the parties agree to first endeavor to settle the dispute in an amicable manner by mediation under the Commercial Mediation Rules of the American Arbitration Association before resorting to arbitration. Thereafter, any unresolved controversy or claim arising out of or relating to this Agreement or a breach thereof shall be settled by arbitration in accordance with the rules of the American Arbitration Association, and judgment upon the award rendered by the Arbitrator may be entered in any court having jurisdiction thereof.

         ii. Any provisional remedy, which would be available from a court of law, shall be available to the parties to this Agreement from the Arbitrator pending arbitration.

         iii. The situs of the arbitration shall be Volusia County, Florida.

         iv. In the event that a dispute results in arbitration, the parties agree that the prevailing party shall be entitled to reasonable attorneys fees to be fixed by the arbitrator.

         Section k   Notices. All notices required or permitted to be given
under this Agreement shall be given in writing and shall be delivered, either personally or by express delivery service, to the party to be notified. Notice to each party shall be deemed to have been duly given upon delivery, personally or by courier (such as Federal Express or similar express delivery service), addressed to the attention of the officer at the address set forth heretofore, or to such other officer or addresses as either party may designate, upon at least ten (10) days' written notice, to the other party.

         Section l   Governing law. The Agreement shall be construed by and
enforced in accordance with the laws of the State of Florida.

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         Section m   Entire agreement. This Agreement contains the entire
understanding and agreement among the parties. There are no other agreements, conditions or representations, oral or written, express or implied, with regard thereto. This Agreement may be amended only in writing signed by all parties.

         Section n   Waiver. A delay or failure by any party to exercise a right under this Agreement, or a partial or single exercise of that right, shall not constitute a waiver of that or any other right.

         Section o   Counterparts. This Agreement may be executed in duplicate
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same Agreement. In the event that the document is signed by one party and faxed to another the parties agree that a faxed signature shall be binding upon the parties to this agreement as though the signature was an original.

         Section p   Successors. The provisions of this Agreement shall be
binding upon all parties, their successors and assigns.

         Section q   Counsel. The parties expressly acknowledge that each has
been advised to seek separate counsel for advice in this matter and has been given a reasonable opportunity to do so.

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement to be effective as of the day and year provided herein.

COMPANY:                               CONSULTANT:
ZENASCENT, INC.                        SUMMIT TRADING LIMITED


By:                                    By:
   ---------------------------------      ---------------------------------
   Steven Angel, President